--------------------------------------------------------------------------------



                       NEW ISSUE COMPUTATIONAL MATERIALS


                    $485,000,000 CERTIFICATES (APPROXIMATE)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-RZ1


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                           RAMP SERIES 2004-RZ1 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer


                                 MARCH 5, 2004




EXPECTED TIMING:      Pricing Date:       On or about March [__], 2004
                      Settlement Date:    On or about March [30], 2004
                      First Payment       April 25, 2004
                      Date:


STRUCTURE:  Group I (FRM):      $[325] Million senior/subordinate structure
            Group II (ARM):     $[160] Million senior/subordinate structure
            Rating Agencies:    Moody's and Standard & Poor's


             GMAC RFC Securities [GRAPHIC OMITTED][GRAPHIC OMITTED]

ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.

--------------------------------------------------------------------------------
This Information was prepared by Bear Stearns in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
-------------------------------------------------------------------------------
       The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

       The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

       Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

       In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

       Finally,   RFSC  has  not  addressed  the  legal,   accounting   and  tax
       implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


--------------------------------------------------------------------------------
This Information was prepared by Bear Stearns in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




                  RAMP SERIES 2004-RZ1 TRUST STRUCTURAL SUMMARY

                                  MARCH 5, 2004
                      $[485,000,000] (APPROXIMATE - SUBJECT TO REVISION)
                   CHARACTERISTICS OF THE CERTIFICATES (1)(2)

--------- ------------- ---------------- ----------------- ----------- ------------------- ----------- ------------
                                                                       PRINCIPAL LOCKOUT /     EXP.     FINAL
                             RATINGS                        WAL (YRS.)    WINDOW (MOS.)      MATURITY   SCHEDULED
 CLASS     AMOUNT ($)    (S&P /MOODY'S)      BOND TYPE       TO CALL         TO CALL         TO CALL    MATURITY
--------- ------------- ---------------- ----------------- ----------- ------------------- ----------- ------------
A-I-1       97,479,000      AAA / Aaa      Sr Fltr (4)(6)     0.90           0 / 19         10/25/05    10/25/22
A-I-2       54,099,000      AAA / Aaa        Sr Fxd (4)       2.00          18 / 12         9/25/06      7/25/27
A-I-3       40,752,000      AAA / Aaa        Sr Fxd (4)       3.00          29 / 17         1/25/08      8/25/30
A-I-4        8,655,000      AAA / Aaa        Sr Fxd (4)       4.00           45 / 6         6/25/08      2/25/31
A-I-5       23,558,000      AAA / Aaa        Sr Fxd (4)       5.00          50 / 23         4/25/10      7/25/32
A-I-6       12,304,000      AAA / Aaa      Sr Fxd (3)(4)      7.14          72 / 19         2/25/13      3/25/34
A-I-7       26,316,000      AAA / Aaa       Sr Fxd - NAS      5.87          38 / 53
                                               (4)(5) 12/25/12 1/25/33
A-II       160,000,000      AAA / Aaa    Sr Fltr (3)(4)(6)    3.19           0 / 91         11/25/20     2/25/34
M-1         23,037,000      AA / Aa2       Mez Fxd (3)(4)     5.11          37 / 54         12/25/16     3/25/34
M-2         20,613,000       A / A2        Mez Fxd (3)(4)     5.10          36 / 55         8/25/15      3/25/34
M-3          8,487,000     BBB+ / Baa1     Mez Fxd (3)(4)     5.10          36 / 55         6/25/13      3/25/34
M-4          4,850,000     BBB / Baa2      Mez Fxd (3)(4)      4.93          36 / 55         10/25/11    3/25/34
M-5          4,850,000     BBB- / Baa3     Mez Fxd (3)(4)      4.03          36 / 36         3/25/10     3/25/34
TOTAL     $485,000,000
--------- ------------- ---------------- ----------------- ----------- ------------------- ----------- ------------

                  NOTES:

(1) The Class Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Offered Certificates will be priced to the Clean-up Call Date at the Prepayment Pricing Assumptions:

     Group I Loans: 100% PPC (4.0% CPR in month 1, building by approximately 1.909% each month to 25% CPR in month 12, and remaining constant at 25% CPR thereafter); Group II Loans: 100% PPC (4.0% CPR in month 1, building by approximately 2.364% each month 30% CPR by month 12, and remaining constant at 30% CPR thereafter).

(3) If the 10% Clean-Up Call is not exercised, the fixed rate used to calculate the pass-through rate on the Class A-I-6 and Class M Certificates will increase by 0.50% on the second Distribution Date following the first possible clean-Up Call date. The margin used to calculate the pass-through rate on the Class A-II Certificates will increase to 2x the original margin on the second Distribution Date following the first possible Clean-Up Call Date.

(4) The Group I Cert ificates may be subject to the Group I Net WAC Cap. The Group II Certificates may be subject to the Group II Net WAC Cap. The Class M Certificates may be subject to the Class M Net WAC Cap.

(5)  Principal Lockout Bond.

(6) The pass-through rate on the Class A-I-1 and Class A-II Certificates will be the lesser of (a) One-Month LIBOR plus the related margin per annum; and
     (b) the weighted average of the Group I Net WAC Cap and the Group II Net WAC Cap, respectively on the Mortgage Loans.

HIGHLIGHTS OF THE PROGRAM

o The Home Solution Program is primarily used by borrowers who wish to finance the full value of the home plus closing costs. A typical borrower is one who has limited liquidity or one who prefers not to take cash out of investments.

o    Requires residual income of at least $1,500.

o Maximum LTV may be as high as 107 but LTVs above 103% require an A1 or A2 Credit Grade.

o    Maximum LTV of 103% for credit scores below 680.

o Two full appraisals required for credit scores below 620 (or one full appraisal and a field review).

o No (a) manufactured homes or unique properties or (b) Section 32 loans allowed.

TITLEOF  SECURITIES:   RAMP  Mortgage  Asset-Backed  Pass-Through  Certificates,
     Series 2004-RZ1.

DEPOSITOR:   Residential  Asset  Mortgage   Products,   Inc.,  an  affiliate  of
     Residential Funding Corporation.

MASTER SERVICER: Residential Funding Corporation.

SUBSERVICER:  The primary  servicing will be provided by  HomeComings  Financial
     Network,   Inc.,  a  wholly  owned   subsidiary  of   Residential   Funding
     Corporation, with respect to approximately 100% of the Mortgage Loans.

CO-LEAD MANAGERS: Bear, Stearns & Co. Inc.

CO-MANAGERS:  Banc of America Securities LLC and Residential  Funding Securities
     Corporation

TRUSTEE: JPMorgan Chase Bank.

OFFERED CERTIFICATES:  Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class
     A-I-5, Class A-I-6 and Class A-I-7 Certificates, (collectively the, "Class A-I Certificates"), and Class A-II Certificates (collectively the "Class A Certificates").

     Class M-1, Class M-2, Class M-3, Class M-4, and Class M-5 Certificates (the "Class M Certificates").

     Class A Certificates and Class M Certificates (the "Offered Certificates").

STATISTICAL CALCULATION DATE: February 1, 2004

CUT-OFF DATE: March 1, 2004

CLOSING DATE: On or about March 30, 2004

DISTRIBUTION  DATE:  Distribution  of  principal  and  interest  on the  Offered
     Certificates will be made on the 25th day of each month, or if this is not a business day, on the next business day, commencing in April 2004.

FORM OF OFFERED CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS: The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2, Class M-3, Class M-4 and Class M-5 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISAELIGIBILITY:  The Class A  Certificates  may be  eligible  for  purchase by employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986, subject to certain conditions. The Class M Certificates will not be eligible for purchase by such plans other than with assets of insurance company general accounts. However, investors should consult with their counsel with respect to consequences under ERISA and the Internal Revenue Code of such a plan's acquisitions and ownership of such Offered Certificates.

SMMEAELIGIBILITY:  None of the Offered  Certificates  are expected to constitute
     'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I ADVANCES: The Master Servicer will be obligated to advance, or cause to be advanced, cash with respect to delinquent payments of principal and interest on the Mortgage Loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related Mortgage Loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.

MONTHLY FEES:  Subservicing  fee minimum of [0.25]% per annum,  payable monthly;
     Master Servicing Fee of [0.05]% per annum, payable monthly.

ELIGIBLE MASTER SERVICING COMPENSATION: For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date.

OPTIONAL CALL: The Master Servicer may, at its option, effect an early redemption or termination of the Certificates on any Distribution Date on which the current pool principal balance declines to 10% or less of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date (the "Clean-up Call Date").

MORTGAGE LOANS:  The mortgage  pool will be divided into Group I Mortgage  Loans
     ("Group I"), which will consist of one- to two-family, fixed rate Mortgage Loans secured by first liens on fee simple or leasehold interests on residential mortgage properties, and Group II Mortgage Loans ("Group II") which will consist of one- to two-family, adjustable rate Mortgage Loans secured by first liens on fee simple or leasehold interests on residential mortgage properties.

CREDIT ENHANCEMENT: Credit enhancement for the structure is provided by the following:

(1) Excess Cashflow; (2) Overcollateralization; and (3) Subordination.

EXCESS CASHFLOW: With respect to any Distribution Date, an amount equal to the sum of (x) the excess of (i) the Available Distribution Amount for that Distribution Date over (ii) the sum of (a) the Interest Distribution Amount for that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date and (c) amounts paid to the Class M Certificates as described under Interest Distributions for that Distribution Date and (y) the Overcollateralization Reduction Amount, if any, for that Distribution Date.

REQUIRED  OVERCOLLATERALIZATION  AMOUNT:  With respect to any Distribution Date,
     0.50% of the aggregate Stated Principal Balance as of the Cut-Off Date.

OVERCOLLATERALIZATION FLOOR: An amount equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, or approximately $[2,425,000].

EXCESS OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount on that Distribution Date over the Required Overcollateralization Amount on that Distribution Date.

OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (b) the aggregate Certificate Principal Balance of the Offered Certificates before taking into account distributions of principal to be made on that Distribution Date.

OVERCOLLATERALIZATION  INCREASE  AMOUNT:  With  respect to (a) the  Distribution
     Dates in April 2004 through September 2004, $0, and (b) any Distribution Date after September 2004, an amount equal to the lesser of (i) the Excess Cashflow for that Distribution Date (to the extent not used to cover losses) and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

OVERCOLLATERALIZATION REDUCTION AMOUNT: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount immediately prior to that Distribution Date, and (ii) the Principal Remittance Amount for that Distribution Date.

EXPECTED CREDIT SUPPORT

PERCENTAGE:   CLASS            INITIAL CREDIT SUPPORT*             AFTER
                                                            STEPDOWN SUPPORT

              A                     12.75%                       26.50%
              M-1                   8.00%                        17.00%
              M-2                   3.75%                          8.50%
              M-3                   2.00%                          5.00%
              M-4                   1.00%                          3.00%
              M-5                   0.00%                          1.00%

     *For any class of Offered Certificates, the Initial Credit Support is the sum of all Offered Certificates subordinate to such class as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date. The Initial Credit Support is not inclusive of the Overcollateralization Target Amount.

SUBORDINATION PERCENTAGE:           CLASS          SUBORDINATION PERCENTAGE

                                    A                     73.50%
                                    M-1                   83.00%
                                    M-2                   91.50%
                                    M-3                   95.00%
                                    M-4                   97.00%
                                    M-5                   99.00%

STEPDOWN DATE: The earlier to occur of (a) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates have been reduced to zero and (b) the later to occur of (x) the Distribution Date in April 2007 and (y) the first Distribution Date on which the sum of the aggregate Certificate Principal Balance of the Class M Certificates and the Overcollateralization Amount immediately prior to that Distribution Date is equal to or greater than 26.50% of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

SENIOR ENHANCEMENT PERCENTAGE:  On any Distribution Date, the Senior Enhancement
     Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate Stated Principal Balance of the Class M Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the preceding due period.

TRIGGER EVENT:  A Trigger  Event is in effect with  respect to any  Distribution
     Date on or after the Stepdown Date, if (i) the Sixty-Plus Delinquency Percentage, as determined on that Distribution Date, exceeds [8.00]% or
     (ii) if during such period the aggregate amount of realized losses allocated as a percentage of the Cut-Off Date aggregate principal balance of the Mortgage Loans exceeds the values defined below:

                     DISTRIBUTION DATES

                April 2007 to March 2008            1.50% for the first month,
                plus an additional 1/12th

         of 1.00% for every subsequent month;
                April 2008 to March 2009            2.50% for the first month,
                plus an additional 1/12th .

         of 0.50% for every subsequent month;
                April 2009 to March 2010            3.00% for the first month,
                plus an additional 1/12th

       of 0.25% for every subsequent month; and
                April 2010 and after         [3.25]%.

SIXTY-PLUS DELINQUENCY  PERCENTAGE:  With respect to any Distribution Date on or after the Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with such Distribution Date, of the fraction, expressed as a percentage, equal to (x) the aggregate Stated Principal Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgaged loans in foreclosure, REO and, to the master servicer's knowledge, related to a borrower that is in bankruptcy, over (y) the aggregate Stated Principal Balance of all of the Mortgage Loans immediately preceding the relevant Distribution Date.

INTEREST PAYMENTS: On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

ACCRUAL PERIOD: The "Accrual Period" for the Class A Certificates (other than the Class A-I-1 Certificates and the Class A-II Certificates) and the Class M Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs. The trustee will calculate interest on the Class A Certificates (other than the Class A-I-1 Certificates and the Class A-II Certificates) and the Class M Certificates based on a 360-day year that consists of twelve 30-day months.

     The Class A-I-1 Certificates and the Class A-II Certificates will be entitled to interest accrued, with respect to any Distribution Date, from and including the preceding Distribution Date (or from and including the closing date in the case of the first Distribution Date) to and including the day prior to the then current Distribution Date (the "Floating Rate Accrual Period") at the related pass-through rate on the aggregate principal balance of the Class A-I-1 Certificates and Class A-II Certificates, calculated on an actual/360-day basis.

NET MORTGAGE RATE: With respect to any Mortgage Loan, the per annum mortgage rate thereon minus the per annum rates at which the master servicing and subservicing fees are paid.

MAXIMUM NET MORTGAGE RATE: With respect to any Mortgage Loan in Group II, the maximum net mortgage rate.


INTEREST DISTRIBUTION  AMOUNT: For each Distribution Date, the lesser of (i) the
     Available Distribution Amount and (ii) the aggregate amount of accrued certificate interest on the Class A Certificates and Class M Certificates for that Distribution Date, less (a) any Prepayment Interest Shortfalls for that Distribution Date not covered by Eligible Master Servicing Compensation as described herein, (b) any Relief Act Shortfalls and (c) the interest portion of realized losses allocated to the related class as described in the pooling and servicing agreement.


GROUPI NET WAC CAP: The pass-through  rate of each class of Class A Certificates
     (other than the Class A-II Certificates) may be subject to a cap equal to the weighted average of the Net Mortgage Rates on the Group I Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs. The Group I Net WAC Cap for the Class A-I-1 Certificates will be further adjusted to reflect an actual/360-day basis interest accrual.

GROUPI  NET  WAC  CAP  SHORTFALL:   With  respect  to  each  class  of  Class  A
     Certificates (other than the Class A-II Certificates), and any Distribution Date on which the Group I Net WAC Cap is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap did not apply, over (ii) accrued certificate interest calculated using the Group I Net WAC Cap.

GROUPI NET WAC CAP SHORTFALL  CARRY-FORWARD  AMOUNT: With respect to the Class A
     Certificates (other than the Class A-II Certificates) and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Shortfall Amounts from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Any reimbursement of such carry-forward will only come from interest on the Mortgage Loans and will be paid as described under Excess Cashflow distributions. No such carry-forward will be paid to any class of Class A Certificates once the Certificate Principal Balance for such class has been reduced to zero.

GROUPII NET WAC CAP: The pass-through rate of the Class A-II Certificates with respect to each Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates on the Group II Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPII BASIS RISK SHORTFALL: With respect to the Class A- II Certificates, and any Distribution Date on which the Group II Net WAC Cap is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap did not apply, provided that this rate does not exceed the Group II weighted average Maximum Net Mortgage Rate over (ii) accrued certificate interest calculated using the Group II Net WAC Cap.

GROUPII BASIS RISK  SHORTFALL  CARRY-FORWARD  AMOUNT:  With respect to the Class
     A-II Certificates and any Distribution Date, an amount equal to any unpaid Group II Net WAC Cap Shortfall Amounts from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Any reimbursement of such carry-forward will only come from interest on the Mortgage Loans and will be paid as described under Excess Cashflow distributions. No such carry-forward will be paid to any class of Class A-II Certificates once the Certificate Principal Balance for such class has been reduced to zero.

CLASSM NET WAC CAP: With respect to each class of Class M  Certificates,  on any
     Distribution Date, the weighted average of the Group I Net WAC Cap and the Group II Net WAC Cap (adjusted to reflect a 360 day year, consisting of twelve 30 day months) in each case in effect for such Distribution Date weighted on the basis of the related Subordinate Component.

CLASSM NET WAC CAP SHORTFALL:  With respect to the Class M Certificates  and any
     Distribution Date, an amount equal to the excess of (i) the amount of interest that would have been payable to such Class of Certificates on such Distribution Date if the pass-through rate for such class of Certificates on such Distribution Date were calculated at the related coupon of such class, over (ii) the amount of current interest payable on such Class of Certificates at the Class M Net WAC Cap for such Distribution Date.

CLASSM NET WAC CAP SHORTFALL  CARRY-FORWARD  AMOUNT: With respect to the Class M
     Certificates and any Distribution Date, an amount equal to any unpaid Class M Net WAC Cap Shortfall Amounts from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Any reimbursement of such carry-forward will only come from interest on the Mortgage Loans and will be paid as described under Excess Cashflow distributions. No such carry-forward will be paid to any class of Class M Certificates once the certificate principal balance for such class has been reduced to zero.

PREPAYMENT INTEREST SHORTFALL: With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the Mortgage Loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor.

SUBORDINATE  COMPONENT:  With  respect to each loan  group and any  Distribution
     Date, the positive excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans in that loan group, over the Certificate Principal Balance of the related Class A Certificates, in each case immediately prior to such Distribution Date.

RELIEF ACT SHORTFALLS:  With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act of 1940. Relief Act Shortfalls will be covered by available Excess Cashflow in the current period as described under "Excess Cashflow Distributions." Any Relief Act Shortfalls allocated to the Offered Certificates for the Current Period not covered by Excess Cash Flow will remain unpaid.

ALLOCATION OF SHORTFALL: Any Prepayment Interest Shortfalls which are not covered by Eligible Master Servicing Compensation will be allocated among the offered certificates, pro rata, in accordance with the amount of Accrued Certificate Interest that would have accrued on that certificate absent these shortfalls. Any Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow and allocated to a class of offered certificates will accrue interest at the then applicable pass-through rate on that class of offered certificates. Relief Act Shortfalls are allocated on a pro-rata basis among the Class A Certificates and the Class M Certificates.

ALLOCATION OF LOSSES: Realized losses on the mortgage loans will be allocated as follows:

(i)     to excess cash flow;

(ii) by a reduction in the Overcollateralization Amount until reduced to zero;

(iii)to the Class M-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(iv) to the Class M-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(v) to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(vi) to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(vii)to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

(viii) for losses on the Group I Mortgage Loans, to the Class A Certificates (other than the Class A-II Certificates) on a pro rata basis, and for losses on the Group II Mortgage Loans, to the Class A-II Certificates, in each case, until the Certificate Principal Balance thereof has been reduced to zero.

CURRENT INTEREST: Interest at the related pass-through rate for the current accrual period.

UNPAID INTEREST AMOUNT: Interest remaining unpaid from prior Distribution Dates.


STEP-UP COUPON: The fixed rate used to calculate the pass-through rate on the Class A-I-6 and Class M Certificates will increase by 0.50% on the second Distribution Date following the first possible Clean-Up Call Date. The margin on the Class A-II Certificates will increase to 2x the original margin on the second Distribution Date following the first possible Clean-up Call Date.


PRINCIPAL PAYMENTS: The Class A Principal Distribution Amount with respect to the Group I Mortgage Loans and with respect to the Class A Certificates, other than the Class A-II Certificates, will first be allocated to the Class A-I-7 Certificates in an amount equal to the Class A-I-7 Lockout Distribution Amount. The remaining principal distribution amount will be distributed to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6 and Class A-I-7 Certificates, sequentially in that order, until each class is paid in full. Any remaining amounts thereafter will be allocated to the Class A-II Certificates.

The Class A Principal Distribution Amount with respect to the Group II Mortgage Loans and with respect to the Class A-II Certificates will be allocated to the Class A-II Certificates until such class is paid in full. Any remaining amounts thereafter will be allocated to the Class A Certificates, other than the Class A-II Certificates, in the order of priority above. The Class M Certificates will be subordinate to the Class A Certificates, and will not receive any principal payments until after the Stepdown Date, or if a Trigger Event is in effect, unless the aggregate principal balance of the Class A Certificates is equal to zero.

     On or after the Stepdown Date and if a Trigger Event is not in effect, or if the aggregate principal balance of the Class A Certificates has been reduced to zero, the remaining principal distribution amount will be distributed in the following order of priority: to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount and to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, in each case until the Certificate Principal Balance thereof has been reduced to zero.

AVAILABLE DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of the following amounts, net of amounts reimbursable therefrom to the Master Servicer and any subservicer: (a) the aggregate amount of scheduled payments on the Mortgage Loans due during the related due period and received on or prior to the related determination date, after deduction of the master servicing fees and any subservicing fees in respect of the Mortgage Loans for that Distribution Date; (b) unscheduled payments, including mortgagor prepayments on the Mortgage Loans, insurance proceeds, liquidation proceeds and subsequent recoveries from the Mortgage Loans, and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the preceding calendar month; and (c) all advances made for that Distribution Date in respect of the Mortgage Loans.

     With respect to any Distribution Date, the due period is the calendar month in which the Distribution Date occurs and the determination date is the 20th day of the month on which the Distribution Date occurs or, if the 20th day is not a business day, the immediately succeeding business day. The due date with respect to each mortgage loan is the date on which the scheduled monthly payment is due.

PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the sum of the following amounts (a) the Principal Remittance Amount for the Mortgage Loans and (b) the Excess Cashflow to the extent distributable as principal to cover realized losses on the Mortgage Loans and to reach the Required Overcollateralization Amount, minus the Overcollateralization Reduction Amount, subsequent recoveries on the Mortgage Loans and certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement.

     In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate Certificate Principal Balance of the Class A and Class M Certificates.

CLASSA-I-7 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date, the product of (x) the Class A-I-7 Lockout Percentage for that Distribution Date and
     (y) the Class A-I-7 Pro Rata Distribution Amount for that Distribution Date. In no event will the Class A-I-7 Lockout Distribution Amount for a Distribution Date exceed the Group I Class A Principal Distribution Amount for that Distribution Date or the Certificate Principal Balance of the Class A-I-7 Certificates.

CLASSA-I-7 PRO RATA DISTRIBUTION AMOUNT: For each Distribution Date, the applicable percentage set forth below:

                     DISTRIBUTION DATES           LOCKOUT PERCENTAGE

                     April 2004 through March 2007               0%
                     April 2007 through March 2009               45%
                     April 2009 through March 2010               80%
                     April 2010 through March 2011               100%
                     April 2011 and thereafter                   300%

CLASSA-I-7 PRO RATA DISTRIBUTION  AMOUNT:  For any Distribution  Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-I-7 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A Certificates
     (excluding the Class A-II Certificates) immediately prior to that Distribution Date and (y) the Group I Class A Principal Distribution Amount for that Distribution Date.

PRINCIPAL REMITTANCE AMOUNT: For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the Pooling and Servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

PRINCIPAL ALLOCATION  AMOUNT:  With respect to any Distribution Date, the sum of
     (i) the Principal Remittance Amount for that Distribution Date and (ii) the aggregate amount of realized losses on the Mortgage Loans in the calendar month preceding that Distribution Date to the extent covered by Excess Cashflow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cashflow will be allocated to the Group I Certificates and Group II Certificates, pro rata, based on the principal portion of realized losses on the Mortgage Loans in Group I and Group II, respectively.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date:

(i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that Distribution Date, or

(ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the Principal Distribution Amount for that Distribution Date; and (ii) the excess of (a) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 73.50% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

GROUPI CLASS A PRINCIPAL  DISTRIBUTION  AMOUNT:  On any  Distribution  Date, the
     Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group I Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

GROUPII CLASS A PRINCIPAL  DISTRIBUTION  AMOUNT:  On any Distribution  Date, the
     Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:         With respect to any Distribution Date:

(i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or

(ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount) and (2) the Certificate Principal Balance of the Class M-1 immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 83.00% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:         With respect to any Distribution Date:

(i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount, or

(ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of
     (1) 91.50% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

CLASS M-3 PRINCIPAL
DISTRIBUTION AMOUNT:         With respect to any Distribution Date:

(i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount, or

(ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 95.00% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

CLASS M-4 PRINCIPAL
DISTRIBUTION AMOUNT:         With respect to any Distribution Date:

(i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount or

(ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of
     (1) 97.00% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

CLASS M-5 PRINCIPAL
DISTRIBUTION AMOUNT:         With respect to any Distribution Date:

(i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount or

(ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of
     (1) 99.00% and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date (y) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

INTEREST  DISTRIBUTIONS:  On each Distribution Date, accrued and unpaid interest
     (less prepayment interest shortfalls not covered by compensating interest and Relief Act Shortfalls) will be paid to the holders of Offered Certificates to the extent of the Available Distribution Amount in the following order of priority:

(i) With respect to the Interest Distribution Amount for Group I, to the Group I Certificates, pro rata, and with respect to the Interest Distribution Amount for Group II, to the Group II Certificates;

(ii) To the Class M-1 Certificates; (iii) To the Class M-2 Certificates; (iv) To the Class M-3 Certificates; (v) To the Class M-4 Certificates; and (vi) To the Class M-5 Certificates.

NET MONTHLY EXCESS CASHFLOW On each Distribution Date, the Excess Cashflow will be distributed in the following order of priority:

(i) To pay to holders of the class or classes of Certificates then entitled to receive distributions in respect of principal (as described above), the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

(ii) Except on the first six Distribution Dates, to pay any Overcollateralization Increase Amount to the class or classes of
     Certificates   then  entitled  to  receive   distributions  in  respect  of
     principal;

(iii)To pay the holders of the Class A and Class M Certificates, pro rata, based on Prepayment Interest Shortfalls allocated thereto, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, to the extent not covered by Eligible Master Servicing Compensation on that Distribution Date;

(iv) To pay the holders of the Class A and Class M Certificates, pro rata, based on unpaid Prepayment Interest Shortfalls previously allocated thereto, any Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon;

(v) To the holders of the Class A Certificates, pro rata, and then to the holders of the Class M Certificates, in order of priority, any Group I Net WAC Cap Shortfall Carry-forward Amounts, any Group II Basis Risk Shortfalls Carry-forward Amounts and any Class M Net WAC Cap Shortfall Carry-forward Amounts, as applicable, allocated thereto that remains unpaid as of the Distribution Date; (vi) To pay the holders of the Class A and Class M Certificates, pro rata, based on Relief Act Shortfalls allocated thereto on that Distribution Date, the amount of any Relief Act Shortfalls occurring in the current interest accrual period; (vii) To pay the holders of the Class A Certificates, pro rata, and then to the holders of the Class M Certificates, in order of priority, the principal portion of ay realized losses previously allocated thereto that remain unreimbursed; and (viii) To pay the holders of the Class SB Certificates any balance remaining in accordance with the terms of the pooling and servicing agreement.

PROSPECTUS: The Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.


                             PREPAYMENT SENSITIVITY

CLASS A-I-1 (TO CALL / MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  11.09       1.48       1.10       0.90       0.77       0.69
MODIFIED DURATION (YEARS)             10.13       1.46       1.09       0.89       0.77       0.68
FIRST PRINCIPAL PAYMENT             4/25/04    4/25/04    4/25/04    4/25/04    4/25/04    4/25/04
LAST PRINCIPAL PAYMENT             10/25/22    1/25/07    3/25/06   10/25/05    7/25/05    5/25/05
PRINCIPAL LOCKOUT (MONTHS)                0          0          0          0          0          0
PRINCIPAL WINDOW (MONTHS)               223         34         24         19         16         14
ILLUSTRATIVE YIELD @ PAR (30/360)      1.25%      1.25%      1.25%      1.25%      1.26%      1.26%
------------------------------------------------------------------------------------------------------

CLASS A-I-2 (TO CALL / MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  20.97       3.76       2.58       2.00       1.65       1.41
MODIFIED DURATION (YEARS)             15.90       3.53       2.46       1.92       1.59       1.36
FIRST PRINCIPAL PAYMENT            10/25/22    1/25/07    3/25/06   10/25/05    7/25/05    5/25/05
LAST PRINCIPAL PAYMENT              7/25/27    1/25/09    6/25/07    9/25/06    3/25/06   12/25/05
PRINCIPAL LOCKOUT (MONTHS)              222         33         23         18         15         13
PRINCIPAL WINDOW (MONTHS)                58         25         16         12          9          8
ILLUSTRATIVE YIELD @ PAR (30/360)      2.64%      2.60%      2.58%      2.56%      2.54%      2.53%
------------------------------------------------------------------------------------------------------

CLASS A-I-3 (TO CALL / MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  24.92       6.49       4.14       3.00       2.34       1.97
MODIFIED DURATION (YEARS)             16.87       5.75       3.81       2.82       2.22       1.88
FIRST PRINCIPAL PAYMENT             7/25/27    1/25/09    6/25/07    9/25/06    3/25/06   12/25/05
LAST PRINCIPAL PAYMENT              8/25/30    2/25/13    6/25/09    1/25/08   12/25/06    6/25/06
PRINCIPAL LOCKOUT (MONTHS)              279         57         38         29         23         20
PRINCIPAL WINDOW (MONTHS)                38         50         25         17         10          7
ILLUSTRATIVE YIELD @ PAR (30/360)      3.24%      3.21%      3.20%      3.18%      3.15%      3.14%
------------------------------------------------------------------------------------------------------

CLASS A-I-4 (TO CALL / MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  26.65       9.53       5.58       4.00       2.79       2.32
MODIFIED DURATION (YEARS)             16.35       7.83       4.93       3.64       2.60       2.18
FIRST PRINCIPAL PAYMENT             8/25/30    2/25/13    6/25/09    1/25/08   12/25/06    6/25/06
LAST PRINCIPAL PAYMENT              2/25/31    5/25/14    2/25/10    6/25/08    2/25/07    8/25/06
PRINCIPAL LOCKOUT (MONTHS)              316        106         62         45         32         26
PRINCIPAL WINDOW (MONTHS)                 7         16          9          6          3          3
ILLUSTRATIVE YIELD @ PAR (30/360)      3.89%      3.87%      3.85%      3.83%      3.80%      3.78%
------------------------------------------------------------------------------------------------------





                         PREPAYMENT SENSITIVITY (CONT'D)


CLASS A-I-5 (TO CALL/ TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  27.64      11.91       7.60       5.00       3.61       2.60
MODIFIED DURATION (YEARS)             15.66       9.07       6.31       4.39       3.27       2.41
FIRST PRINCIPAL PAYMENT             2/25/31    5/25/14    2/25/10    6/25/08    2/25/07    8/25/06
LAST PRINCIPAL PAYMENT              7/25/32    2/25/18   10/25/13    4/25/10    8/25/08    1/25/07
PRINCIPAL LOCKOUT (MONTHS)              322        121         70         50         34         28
PRINCIPAL WINDOW (MONTHS)                18         46         45         23         19          6
ILLUSTRATIVE YIELD @ PAR (30/360)      4.44%      4.43%      4.41%      4.39%      4.37%      4.34%
------------------------------------------------------------------------------------------------------

CLASS A-I-6 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  28.57      14.55      10.07       7.14       5.00       3.15
MODIFIED DURATION (YEARS)             14.74      10.05       7.70       5.84       4.31       2.84
FIRST PRINCIPAL PAYMENT             7/25/32    2/25/18   10/25/13    4/25/10    8/25/08    1/25/07
LAST PRINCIPAL PAYMENT             11/25/32   11/25/18    5/25/14   10/25/11    3/25/10    4/25/08
PRINCIPAL LOCKOUT (MONTHS)              339        166        114         72         52         33
PRINCIPAL WINDOW (MONTHS)                 5         10          8         19         20         16
ILLUSTRATIVE YIELD @ PAR (30/360)      5.12%      5.11%      5.10%      5.09%      5.07%      5.03%
------------------------------------------------------------------------------------------------------

CLASS A-I-6 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  28.66      15.30      10.66       7.57       5.02       3.15
MODIFIED DURATION (YEARS)             14.76      10.39       8.04       6.13       4.33       2.84
FIRST PRINCIPAL PAYMENT             7/25/32    2/25/18   10/25/13    4/25/10    8/25/08    1/25/07
LAST PRINCIPAL PAYMENT              3/25/33    2/25/21    2/25/16    2/25/13    4/25/11    4/25/08
PRINCIPAL LOCKOUT (MONTHS)              339        166        114         72         52         33
PRINCIPAL WINDOW (MONTHS)                 9         37         29         35         33         16
ILLUSTRATIVE YIELD @ PAR (30/360)      5.12%      5.13%      5.12%      5.11%      5.07%      5.03%
------------------------------------------------------------------------------------------------------





                         PREPAYMENT SENSITIVITY (CONT'D)


CLASS A-I-7 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  14.35       7.22       6.40       5.87       5.25       4.59
MODIFIED DURATION (YEARS)             10.25       6.03       5.45       5.06       4.60       4.09
FIRST PRINCIPAL PAYMENT             4/25/07    4/25/07    4/25/07    6/25/07    9/25/07    1/25/08
LAST PRINCIPAL PAYMENT             11/25/32   11/25/18    5/25/14   10/25/11    3/25/10    2/25/09
PRINCIPAL LOCKOUT (MONTHS)               36         36         36         38         41         45
PRINCIPAL WINDOW (MONTHS)               308        140         86         53         31         14
ILLUSTRATIVE YIELD @ PAR (30/360)      4.27%      4.25%      4.25%      4.24%      4.24%      4.23%
------------------------------------------------------------------------------------------------------

CLASS A-I-7 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  14.35       7.22       6.40       5.89       5.43       4.77
MODIFIED DURATION (YEARS)             10.25       6.03       5.45       5.08       4.74       4.23
FIRST PRINCIPAL PAYMENT             4/25/07    4/25/07    4/25/07    6/25/07    9/25/07    1/25/08
LAST PRINCIPAL PAYMENT              1/25/33   12/25/20   12/25/15   12/25/12    4/25/11    2/25/10
PRINCIPAL LOCKOUT (MONTHS)               36         36         36         38         41         45
PRINCIPAL WINDOW (MONTHS)               310        165        105         67         44         26
ILLUSTRATIVE YIELD @ PAR (30/360)      4.27%      4.25%      4.25%      4.24%      4.24%      4.23%
------------------------------------------------------------------------------------------------------

CLASS A-II (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  19.34       6.09       4.23       3.19       2.52       2.05
MODIFIED DURATION (YEARS)             16.51       5.65       4.01       3.06       2.44       1.99
FIRST PRINCIPAL PAYMENT             4/25/04    4/25/04    4/25/04    4/25/04    4/25/04    4/25/04
LAST PRINCIPAL PAYMENT             11/25/32   11/25/18    5/25/14   10/25/11    3/25/10    2/25/09
PRINCIPAL LOCKOUT (MONTHS)                0          0          0          0          0          0
PRINCIPAL WINDOW (MONTHS)               344        176        122         91         72         59
ILLUSTRATIVE YIELD @ PAR (30/360)      1.38%      1.38%      1.38%      1.38%      1.38%      1.39%
------------------------------------------------------------------------------------------------------

CLASS A-II (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  19.48       7.04       4.99       3.78       2.98       2.41
MODIFIED DURATION (YEARS)             16.60       6.39       4.64       3.57       2.85       2.32
FIRST PRINCIPAL PAYMENT             4/25/04    4/25/04    4/25/04    4/25/04    4/25/04    4/25/04
LAST PRINCIPAL PAYMENT              2/25/34    4/25/31   10/25/25   11/25/20    6/25/17   12/25/14
PRINCIPAL LOCKOUT (MONTHS)                0          0          0          0          0          0
PRINCIPAL WINDOW (MONTHS)               359        325        259        200        159        129
ILLUSTRATIVE YIELD @ PAR (30/360)      1.39%      1.41%      1.42%      1.42%      1.42%      1.42%
------------------------------------------------------------------------------------------------------




                         PREPAYMENT SENSITIVITY (CONT'D)


CLASS M-1 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  26.10       9.80       6.74       5.11       4.31       3.98
MODIFIED DURATION (YEARS)             14.63       7.50       5.55       4.39       3.80       3.54
FIRST PRINCIPAL PAYMENT            12/25/25    1/25/09    7/25/07    5/25/07    7/25/07    8/25/07
LAST PRINCIPAL PAYMENT             11/25/32   11/25/18    5/25/14   10/25/11    3/25/10    2/25/09
PRINCIPAL LOCKOUT (MONTHS)              260         57         39         37         39         40
PRINCIPAL WINDOW (MONTHS)                84        119         83         54         33         19
ILLUSTRATIVE YIELD @ PAR (30/360)      4.78%      4.76%      4.74%      4.73%      4.71%      4.71%
------------------------------------------------------------------------------------------------------

CLASS M-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  26.23      10.59       7.36       5.59       4.68       4.27
MODIFIED DURATION (YEARS)             14.66       7.86       5.90       4.70       4.06       3.76
FIRST PRINCIPAL PAYMENT            12/25/25    1/25/09    7/25/07    5/25/07    7/25/07    8/25/07
LAST PRINCIPAL PAYMENT             12/25/33    2/25/27    1/25/21   12/25/16    4/25/14    5/25/12
PRINCIPAL LOCKOUT (MONTHS)              260         57         39         37         39         40
PRINCIPAL WINDOW (MONTHS)                97        218        163        116         82         58
ILLUSTRATIVE YIELD @ PAR (30/360)      4.78%      4.78%      4.77%      4.76%      4.75%      4.74%
------------------------------------------------------------------------------------------------------

CLASS M-2 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  26.10       9.80       6.74       5.10       4.24       3.80
MODIFIED DURATION (YEARS)             14.32       7.42       5.51       4.36       3.72       3.38
FIRST PRINCIPAL PAYMENT            12/25/25    1/25/09    7/25/07    4/25/07    5/25/07    6/25/07
LAST PRINCIPAL PAYMENT             11/25/32   11/25/18    5/25/14   10/25/11    3/25/10    2/25/09
PRINCIPAL LOCKOUT (MONTHS)              260         57         39         36         37         38
PRINCIPAL WINDOW (MONTHS)                84        119         83         55         35         21
ILLUSTRATIVE YIELD @ PAR (30/360)      4.98%      4.96%      4.94%      4.93%      4.91%      4.90%
------------------------------------------------------------------------------------------------------

CLASS M-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  26.21      10.43       7.22       5.47       4.53       4.03
MODIFIED DURATION (YEARS)             14.34       7.70       5.78       4.60       3.92       3.55
FIRST PRINCIPAL PAYMENT            12/25/25    1/25/09    7/25/07    4/25/07    5/25/07    6/25/07
LAST PRINCIPAL PAYMENT             10/25/33    3/25/25    4/25/19    8/25/15    3/25/13    6/25/11
PRINCIPAL LOCKOUT (MONTHS)              260         57         39         36         37         38
PRINCIPAL WINDOW (MONTHS)                95        195        142        101         71         49
ILLUSTRATIVE YIELD @ PAR (30/360)      4.98%      4.98%      4.97%      4.95%      4.94%      4.93%
------------------------------------------------------------------------------------------------------





                         PREPAYMENT SENSITIVITY (CONT'D)


CLASS M-3 (TO CALL)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  26.10       9.80       6.74       5.10       4.21       3.72
MODIFIED DURATION (YEARS)             13.87       7.31       5.45       4.31       3.66       3.29
FIRST PRINCIPAL PAYMENT            12/25/25    1/25/09    7/25/07    4/25/07    4/25/07    5/25/07
LAST PRINCIPAL PAYMENT             11/25/32   11/25/18    5/25/14   10/25/11    3/25/10    2/25/09
PRINCIPAL LOCKOUT (MONTHS)              260         57         39         36         36         37
PRINCIPAL WINDOW (MONTHS)                84        119         83         55         36         22
ILLUSTRATIVE YIELD @ PAR (30/360)      5.28%      5.26%      5.24%      5.23%      5.21%      5.20%
------------------------------------------------------------------------------------------------------

CLASS M-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  26.16      10.06       6.94       5.25       4.33       3.81
MODIFIED DURATION (YEARS)             13.88       7.42       5.56       4.41       3.74       3.35
FIRST PRINCIPAL PAYMENT            12/25/25    1/25/09    7/25/07    4/25/07    4/25/07    5/25/07
LAST PRINCIPAL PAYMENT              5/25/33   10/25/21    7/25/16    6/25/13    6/25/11    2/25/10
PRINCIPAL LOCKOUT (MONTHS)              260         57         39         36         36         37
PRINCIPAL WINDOW (MONTHS)                90        154        109         75         51         34
ILLUSTRATIVE YIELD @ PAR (30/360)      5.28%      5.27%      5.25%      5.24%      5.22%      5.21%
------------------------------------------------------------------------------------------------------

CLASS M-4 (TO CALL / MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  26.01       9.47       6.51       4.93       4.06       3.57
MODIFIED DURATION (YEARS)             13.72       7.12       5.29       4.19       3.54       3.17
FIRST PRINCIPAL PAYMENT            12/25/25    1/25/09    7/25/07    4/25/07    4/25/07    4/25/07
LAST PRINCIPAL PAYMENT             11/25/32   11/25/18    5/25/14   10/25/11    3/25/10    2/25/09
PRINCIPAL LOCKOUT (MONTHS)              260         57         39         36         36         36
PRINCIPAL WINDOW (MONTHS)                84        119         83         55         36         23
ILLUSTRATIVE YIELD @ PAR (30/360)      5.37%      5.35%      5.33%      5.31%      5.30%      5.29%
------------------------------------------------------------------------------------------------------

CLASS M-5 (TO CALL / MATURITY)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%       150%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  24.92       7.69       5.27       4.03       3.44       3.17
MODIFIED DURATION (YEARS)             12.37       5.89       4.34       3.45       3.00       2.80
FIRST PRINCIPAL PAYMENT            12/25/25    1/25/09    7/25/07    4/25/07    4/25/07    4/25/07
LAST PRINCIPAL PAYMENT             12/25/31   11/25/15    3/25/12    3/25/10   12/25/08    2/25/08
PRINCIPAL LOCKOUT (MONTHS)              260         57         39         36         36         36
PRINCIPAL WINDOW (MONTHS)                73         83         57         36         21         11
ILLUSTRATIVE YIELD @ PAR (30/360)      6.23%      6.19%      6.17%      6.14%      6.12%      6.11%
------------------------------------------------------------------------------------------------------

                      NET WAC RATE RELATED TO THE CLASS A-I CERTIFICATES
                  (Current Index Values; 100% PPC; Actual/360)

------------------------

       1       8.68
------------------------
------------------------
       2       7.52
------------------------
------------------------
       3       7.28
------------------------
------------------------
       4       7.52
------------------------
------------------------
       5       7.28
------------------------
------------------------
       6       7.28
------------------------
------------------------
       7       7.52
------------------------
------------------------
       8       7.28
------------------------
------------------------
       9       7.52
------------------------
------------------------
      10       7.28
------------------------
------------------------
      11       7.28
------------------------
------------------------
      12       8.06
------------------------
------------------------
      13       7.28
------------------------
------------------------
      14       7.52
------------------------
------------------------
      15       7.28
------------------------
------------------------
      16       7.52
------------------------
------------------------
      17       7.28
------------------------
------------------------
      18       7.28
------------------------
------------------------
      19       7.52
------------------------
------------------------
      20       7.28
------------------------
------------------------
      21       7.52
------------------------
------------------------
      22       7.28
------------------------
------------------------
      23       7.28
------------------------
------------------------
      24       8.06
------------------------

                      NET WAC RATE RELATED TO THE CLASS A-II CERTIFICATES
                       (Index = 20%; 100% PPC; Actual/360)
---------------------------------------------------------------------

---------------------------------------------------------------------
---------------------------------------------------------------------
       1       7.85         37       9.66        73        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
       2       6.80         38       9.98        74        12.99
---------------------------------------------------------------------
---------------------------------------------------------------------
       3       6.59         39       9.66        75        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
       4       6.80         40       9.98        76        12.99
---------------------------------------------------------------------
---------------------------------------------------------------------
       5       6.59         41       9.66        77        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
       6       6.59         42       9.66        78        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
       7       6.80         43       9.98        79        12.99
---------------------------------------------------------------------
---------------------------------------------------------------------
       8       6.59         44       9.66        80        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
       9       6.80         45       9.98        81        12.99
---------------------------------------------------------------------
---------------------------------------------------------------------
      10       6.59         46       9.66        82        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
      11       6.59         47       10.48       83        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
      12       7.29         48       12.38       84        13.92
---------------------------------------------------------------------
---------------------------------------------------------------------
      13       6.59         49       11.58       85        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
      14       6.80         50       11.97       86        12.99
---------------------------------------------------------------------
---------------------------------------------------------------------
      15       6.59         51       11.58       87        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
      16       6.80         52       11.97       88        12.99
---------------------------------------------------------------------
---------------------------------------------------------------------
      17       6.59         53       11.58       89        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
      18       6.59         54       11.58       90        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
      19       6.80         55       11.97       91        12.99
---------------------------------------------------------------------
---------------------------------------------------------------------
      20       6.59         56       11.58       92        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
      21       6.80         57       11.97       93        12.99
---------------------------------------------------------------------
---------------------------------------------------------------------
      22       6.59         58       11.58       94        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
      23       6.59         59       12.40       95        12.57
---------------------------------------------------------------------
---------------------------------------------------------------------
      24       8.55         60       13.92       96        13.44
---------------------------------------------------------------------
---------------------------------------------------------------------
      25       7.72         61       12.57
----------------------------------------------
----------------------------------------------
      26       7.98         62       12.99
----------------------------------------------
----------------------------------------------
      27       7.72         63       12.57
----------------------------------------------
----------------------------------------------
      28       7.98         64       12.99
----------------------------------------------
----------------------------------------------
      29       7.72         65       12.57
----------------------------------------------
----------------------------------------------
      30       7.72         66       12.57
----------------------------------------------
----------------------------------------------
      31       7.98         67       12.99
----------------------------------------------
----------------------------------------------
      32       7.72         68       12.57
----------------------------------------------
----------------------------------------------
      33       7.98         69       12.99
----------------------------------------------
----------------------------------------------
      34       7.72         70       12.57
----------------------------------------------
----------------------------------------------
      35       8.56         71       12.57
----------------------------------------------
----------------------------------------------
      36       10.69        72       13.92
----------------------------------------------

                      NET WAC RATE RELATED TO THE CLASS M CERTIFICATES*

----------------------------------------------------------------------

----------------------------------------------------------------------
   1      7.29   7.29     37    6.93    8.24     73    7.02    8.87
----------------------------------------------------------------------
   2      7.29   7.29     38    6.93    8.24     74    7.02    8.87
----------------------------------------------------------------------
   3      7.29   7.29     39    6.93    8.24     75    7.02    8.86
----------------------------------------------------------------------
   4      7.29   7.29     40    6.94    8.23     76    7.03    8.86
----------------------------------------------------------------------
   5      7.29   7.29     41    6.94    8.23     77    7.03    8.85
----------------------------------------------------------------------
   6      7.29   7.29     42    6.94    8.23     78    7.03    8.85
----------------------------------------------------------------------
   7      7.29   7.29     43    6.94    8.23     79    7.03    8.84
----------------------------------------------------------------------
   8      7.29   7.29     44    6.95    8.22     80    7.03    8.84
----------------------------------------------------------------------
   9      7.29   7.29     45    6.95    8.22     81    7.04    8.83
----------------------------------------------------------------------
   10     7.29   7.29     46    6.95    8.22     82    7.04    8.83
----------------------------------------------------------------------
   11     7.29   7.29     47    6.96    8.45     83    7.04    8.82
----------------------------------------------------------------------
   12     7.29   7.29     48    6.96    8.77     84    7.04    8.82
----------------------------------------------------------------------
   13     7.29   7.29     49    6.96    8.76     85    7.05    8.81
----------------------------------------------------------------------
   14     7.29   7.29     50    6.96    8.76     86    7.05    8.81
----------------------------------------------------------------------
   15     7.29   7.29     51    6.97    8.75     87    7.05    8.80
----------------------------------------------------------------------
   16     7.30   7.30     52    6.97    8.75     88    7.05    8.80
----------------------------------------------------------------------
   17     7.30   7.30     53    6.97    8.74     89    7.06    8.79
----------------------------------------------------------------------
   18     7.30   7.30     54    6.97    8.74     90    7.06    8.79
----------------------------------------------------------------------
   19     7.30   7.30     55    6.98    8.73     91    7.06    8.78
----------------------------------------------------------------------
   20     7.30   7.30     56    6.98    8.73     92    7.06    8.78
----------------------------------------------------------------------
   21     7.30   7.30     57    6.98    8.72     93    7.06    8.77
----------------------------------------------------------------------
   22     7.30   7.30     58    6.98    8.72     94    7.07    8.77
----------------------------------------------------------------------
   23     7.30   7.30     59    6.98    8.94     95    7.07    8.77
----------------------------------------------------------------------
   24     7.09   7.66     60    6.99    8.94     96    7.07    8.76
----------------------------------------------------------------------
   25     7.09   7.66     61    6.99    8.93
-----------------------------------------------
   26     7.09   7.66     62    6.99    8.93
-----------------------------------------------
   27     7.09   7.66     63    6.99    8.92
-----------------------------------------------
   28     7.09   7.66     64    7.00    8.92
-----------------------------------------------
   29     7.09   7.66     65    7.00    8.91
-----------------------------------------------
   30     7.10   7.66     66    7.00    8.91
-----------------------------------------------
   31     7.10   7.66     67    7.00    8.90
-----------------------------------------------
   32     7.10   7.66     68    7.01    8.90
-----------------------------------------------
   33     7.10   7.66     69    7.01    8.89
-----------------------------------------------
   34     7.10   7.66     70    7.01    8.89
-----------------------------------------------
   35     6.92   7.91     71    7.01    8.88
-----------------------------------------------
   36     6.93   8.24     72    7.02    8.88
-----------------------------------------------


(1)  Current Index Values; 100 PPC; Actual/360 Days

(2) Index Value = 20%; 100 PPC; Actual/360 Days * For purposes of this table, the Class M Net WAC Cap is not weighted on the basis of the related subordinate components. It is the weighted average of the available Group I Net WAC Cap and Group II Net WAC Cap.


----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                             GROUP I MORTGAGE LOANS

SUMMARY                                                            TOTAL         MINIMUM   MAXIMUM
---------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                  $280,741,269.90
Number of Loans                                                    1,946
Average Current Loan Balance                                 $144,265.81      $16,137.85 $620,551.27
(1) Original Loan-to-Value Ratio                                 102.34%          91.00%   107.00%
(1) Mortgage Rate                                                 7.855%          6.000%    9.875%
(1) Net Mortgage Rate                                             7.525%          5.670%    9.545%
(1) Remaining Term to Stated Maturity (months)                       356             175       360
(1) (2) Credit Score                                                 712             600       817
---------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 100.00% of the Group I Mortgage Loans have Credit Scores.
---------------------------------------------------------------------------------------------------
                                                                               PERCENT OF CUT-OFF
                                                                                      DATE
                                           RANGE                                PRINCIPAL BALANCE
         Product Type                      Fixed Rate                                   100.00%

         Fully Amortizing Mortgage Loans                                                 99.45%

         Lien                              First                                        100.00%

         Property Type                     Single-family detached                        69.58%
                                           Planned Unit Developments                     11.86%
                                   (detached)
                                           Condo Low-Rise (less than 5                    6.54%
                                    stories)
                                           Two- to four- family units                     5.31%
                                           Planned Unit Developments                      4.29%
                                   (attached)
                                           Townhouse                                      2.40%
                                           Leasehold                                      0.07%

         Documentation Type                Full Documentation                            86.47%
                                           Reduced Documentation                         13.53%

         Geographic Distribution           California                                    12.94%
                                           Florida                                        7.48%
                                           Texas                                          5.71%
                                           Virginia                                       5.52%
                                           Pennsylvania                                   4.99%
                                           Arizona                                        4.64%
                                           Michigan                                       4.42%

         Number of States (including DC)   51

         Largest Zip Code Concentration    89015                                          0.42%

         Loans with Prepayment Penalties                                                 53.74%
---------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                 CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

 -------------------------------------------------------------------------------------------------
          RANGE OF          NUMBER OF                   PERCENTAGE     AVERAGE        WEIGHTED
                                                            OF                        AVERAGE
                            MORTGAGE      PRINCIPAL       GROUP I     PRINCIPAL    LOAN-TO-VALUE
       CREDIT SCORES          LOANS        BALANCE         LOANS       BALANCE         RATIO
 -------------------------------------------------------------------------------------------------
   600 - 619                        88      $11,179,474       3.98%       $127,039        102.21%
   620 - 639                       140       18,236,233      6.50          130,259       101.90
   640 - 659                       131       18,818,765      6.70          143,655       102.14
   660 - 679                       102       14,661,732      5.22          143,742       102.19
   680 - 699                       275       44,087,891     15.70          160,320       104.67
   700 - 719                       204       32,026,405     11.41          156,992       104.38
   720 - 739                       377       54,104,228     19.27          143,513       101.90
   740 - 759                       304       44,100,340     15.71          145,067       101.11
   760 - 779                       214       28,742,028     10.24          134,309       100.64
   780 - 799                        96       12,750,573      4.54          132,818       100.62
   800 or greater                   15        2,033,600      0.72          135,573        99.92
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
           TOTAL:                1,946     $280,741,270     100.00%       $144,266        102.34%
 -------------------------------------------------------------------------------------------------




                   DEBT-TO-INCOME RATIOS OF THE GROUP I LOANS

 -------------------------------------------------------------------------------------------------
          RANGE OF           NUMBER OF                 PERCENTAGEAVERAGE   WEIGHTED    WEIGHTED
                                                       OF                   AVERAGE    AVERAGE
       DEBT-TO-INCOME        MORTGAGE     PRINCIPAL    GROUP I  PRINCIPAL  CREDIT    LOAN-TO-VALUE
         RATIOS (%)            LOANS       BALANCE      LOANS    BALANCE     SCORE      RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   10.01% - 15.00%                                        0.48%   $112,760       732       99.41%
                                  12 $1,353,119
   15.01% - 20.00%
                                     34      3,499,720   1.25      102,933       744     100.41
   20.01% - 25.00%
                                     78      8,397,234   2.99      107,657       735     101.32
   25.01% - 30.00%                  185     22,937,751   8.17      123,988       726     101.83
   30.01% - 35.00%                  258     33,915,394  12.08      131,455       716     101.53
   35.01% - 40.00%                  450     63,625,631  22.66      141,390       719     102.03
   40.01% - 45.00%                  814    129,787,563  46.23      159,444       710     102.98
   45.01% - 50.00%                  115     17,224,857   6.14      149,781       647     102.01
 -------------------------------------------------------------------------------------------------
           TOTAL:                 1,946   $280,741,270  100.00%   $144,266       712      102.34%
 -------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                 ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I

 -------------------------------------------------------------------------------------------------
     RANGE OF ORIGINAL      NUMBER OF                 PERCENTAGE  AVERAGE   WEIGHTED   WEIGHTED
                                                         OF                 AVERAGE    AVERAGE
       MORTGAGE LOAN        MORTGAGE     PRINCIPAL    GROUP I    PRINCIPAL  CREDIT   LOAN-TO-VALUE
   PRINCIPAL BALANCES ($)     LOANS       BALANCE       LOANS     BALANCE    SCORE      RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   $           1 - $100,000        553                   14.73%                  710      101.29%
                                          $41,349,048               $74,772
   $100,001 - $200,000
                                 1,072    155,006,411   55.21       144,596      712     102.15
   $200,001 - $300,000
                                   270     65,467,237   23.32       242,471      712     102.94
   $300,001 - $400,000
                                    41     14,236,413    5.07       347,230      707     104.10
   $400,001 - $500,000
                                     9      4,061,610    1.45       451,290      716     105.25
   $600,001 - $700,000
                                     1        620,551    0.22       620,551      736      96.00
 -------------------------------------------------------------------------------------------------
           TOTAL:
                                 1,946   $280,741,270   100.00%    $144,266      712      102.34%
 -------------------------------------------------------------------------------------------------





                     NET MORTGAGE RATES OF THE GROUP I LOANS

 -------------------------------------------------------------------------------------------------
        RANGE OF NET        NUMBER OF                 PERCENTAGE  AVERAGE   WEIGHTED   WEIGHTED
                                                         OF                 AVERAGE    AVERAGE
                            MORTGAGE     PRINCIPAL    GROUP I    PRINCIPAL  CREDIT   LOAN-TO-VALUE
     MORTGAGE RATES (%)       LOANS       BALANCE       LOANS     BALANCE    SCORE      RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   5.5000% - 5.9999%                 2                    0.21%                  750      103.59%
                                             $596,218              $298,109
   6.0000% - 6.4999%
                                    24      4,479,759    1.60       186,657      747     102.68
   6.5000% - 6.9999%               288     48,196,618   17.17       167,349      735     103.48
   7.0000% - 7.4999%               686    101,296,949   36.08       147,663      731     102.51
   7.5000% - 7.9999%               441     59,976,574   21.36       136,001      716     101.63
   8.0000% - 8.4999%               277     38,183,490   13.60       137,847      671     101.46
   8.5000% - 8.9999%               154     20,439,882    7.28       132,727      643     102.37
   9.0000% - 9.4999%
                                    67      6,919,049    2.46       103,269      629     102.40
   9.5000% - 9.9999%
                                     7        652,731    0.23        93,247      621     102.30
 -------------------------------------------------------------------------------------------------
           TOTAL:
                                 1,946   $280,741,270   100.00%    $144,266      712      102.34%
 -------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                       MORTGAGE RATES OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF         NUMBER OF                PERCENTAGE  AVERAGE    WEIGHTED     WEIGHTED
                                                                          AVERAGE     AVERAGE
                         MORTGAGE    PRINCIPAL    OF GROUP   PRINCIPAL   CREDIT    LOAN-TO-VALUE
   MORTGAGE RATES (%)      LOANS      BALANCE      I LOANS    BALANCE      SCORE       RATIO
--------------------------------------------------------------------------------------------------
  6.0000% - 6.4999%                                   0.21%     $298,109       750        103.59%
                                 2       $596,218
  6.5000% - 6.9999%             64     11,203,440    3.99        175,054       748       103.09
  7.0000% - 7.4999%            412     66,225,857   23.59        160,742       736       103.04
  7.5000% - 7.9999%            696    100,884,041   35.93        144,948       727       102.47
  8.0000% - 8.4999%            372     49,465,649   17.62        132,972       710       101.08
  8.5000% - 8.9999%            258     36,526,297   13.01        141,575       648       102.09
  9.0000% - 9.4999%             94     10,959,530    3.90        116,591       638       102.55
  9.5000% - 9.9999%
                                48      4,880,238    1.74        101,672       623       102.29
--------------------------------------------------------------------------------------------------
         TOTAL:              1,946   $280,741,270   100.00%     $144,266       712        102.34%
--------------------------------------------------------------------------------------------------





                    ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
   RANGE OF ORIGINAL     NUMBER OF                 PERCENTAGE      AVERAGE      WEIGHTED AVERAGE
                                                       OF
                         MORTGAGE     PRINCIPAL    GROUP I
LOAN-TO-VALUE RATIOS (%)   LOANS       BALANCE       LOANS    PRINCIPAL BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  90.01% - 95.00%              296     $31,172,936     11.10%          $105,314             754
  95.01% - 100.00%             490      72,230,200    25.73             147,409             720
  100.01% - 101.00%             15       1,675,082     0.60             111,672             690
  101.01% - 102.00%             31       5,573,152     1.99             179,779             710
  102.01% - 103.00%            494      72,301,025    25.75             146,358             671
  103.01% - 104.00%             73      12,607,912     4.49             172,711             727
  104.01% - 105.00%             77      12,974,459     4.62             168,499             727
  105.01% - 106.00%             78      12,407,734     4.42             159,074             731
  106.01% - 107.00%            392      59,798,769    21.30             152,548             719
--------------------------------------------------------------------------------------------------
         TOTAL:              1,946    $280,741,270    100.00%          $144,266             712
--------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

           GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

 -------------------------------------------------------------------------------------------------
 STATE OR TERRITORY   NUMBER OF                 PERCENTAGE    AVERAGE    WEIGHTED     WEIGHTED
                                                    OF                    AVERAGE      AVERAGE
                      MORTGAGE     PRINCIPAL    GROUP I      PRINCIPAL   CREDIT     LOAN-TO-VALUE
                        LOANS       BALANCE       LOANS       BALANCE      SCORE        RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   California                177                    12.94%      $205,169        720       102.35%
                                    $36,314,997
   Florida                   155     21,010,953     7.48         135,555        717      102.30
   Texas                     136     16,024,290     5.71         117,826        719      100.28
   Virginia                   85     15,506,678     5.52         182,432        708      103.51
   Pennsylvania              101     14,008,663     4.99         138,700        720      103.92
   Arizona                    95     13,021,057     4.64         137,064        714      101.32
   Michigan                   97     12,421,510     4.42         128,057        704      102.21

   Ohio                       85      9,440,848     3.36         111,069        703      102.19

   Nevada                     56      9,109,954     3.24         162,678        720      101.62

   Maryland                   51      8,634,941     3.08         169,313        713      102.99
   Other(1)                  908    125,247,377    44.61         137,938        707      102.41
 -------------------------------------------------------------------------------------------------
       TOTAL:              1,946   $280,741,270    100.00%      $144,266        712       102.34%
 -------------------------------------------------------------------------------------------------

      1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.





                   MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

 -------------------------------------------------------------------------------------------------
      LOAN PURPOSE       NUMBER OF                 PERCENTAGE   AVERAGE   WEIGHTED    WEIGHTED
                                                       OF                  AVERAGE     AVERAGE
                         MORTGAGE     PRINCIPAL    GROUP I     PRINCIPAL  CREDIT    LOAN-TO-VALUE
                           LOANS       BALANCE       LOANS      BALANCE     SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   Purchase                   1,452   $208,804,657     74.38%    $143,805       720       101.80%
   Equity Refinance             385     56,617,632    20.17       147,059       683      103.80
   Rate/Term Refinance          109     15,318,980     5.46       140,541       707      104.20
 -------------------------------------------------------------------------------------------------
         TOTAL:               1,946   $280,741,270    100.00%    $144,266       712       102.34%
 -------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                   MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
  DOCUMENTATION TYPE    NUMBER OF                   PERCENTAGE   AVERAGE   WEIGHTED   WEIGHTED
                                                        OF                 AVERAGE     AVERAGE
                        MORTGAGE      PRINCIPAL      GROUP I    PRINCIPAL  CREDIT   LOAN-TO-VALUE
                          LOANS        BALANCE        LOANS      BALANCE    SCORE       RATIO
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Full Documentation         1,699    $242,767,356       86.47%   $142,888      706       102.73%
  Reduced Documentation        247      37,973,914      13.53      153,741      746       99.80
--------------------------------------------------------------------------------------------------
        TOTAL:
                             1,946    $280,741,270      100.00%   $144,266      712       102.34%
--------------------------------------------------------------------------------------------------




                      OCCUPANCY TYPES OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
       OCCUPANCY        NUMBER OF                  PERCENTAGE   AVERAGE   WEIGHTED    WEIGHTED
                                                       OF                  AVERAGE     AVERAGE
                        MORTGAGE      PRINCIPAL    GROUP I     PRINCIPAL  CREDIT    LOAN-TO-VALUE
                          LOANS        BALANCE       LOANS      BALANCE     SCORE       RATIO
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Primary Residence          1,621    $245,776,563     87.55%    $151,620       706       103.20%
  Non Owner-occupied           283      29,384,891    10.47       103,834       757       95.00
  Second/Vacation               42       5,579,816     1.99       132,853       736      103.01
--------------------------------------------------------------------------------------------------
        TOTAL:               1,946    $280,741,270    100.00%    $144,266       712       102.34%
--------------------------------------------------------------------------------------------------




                  MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
         PROPERTY TYPE          NUMBER                PERCENTAGE AVERAGE   WEIGHTED   WEIGHTED
                                   OF                                      AVERAGE     AVERAGE
                                MORTGAGE  PRINCIPAL   OF GROUP  PRINCIPAL  CREDIT   LOAN-TO-VALUE
                                 LOANS     BALANCE     I LOANS   BALANCE    SCORE       RATIO
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  Single-family detached           1,390                 69.52%   $140,418      708       102.62%
                                  $195,180,515
  Planned Unit Developments
  (detached)                         193   33,307,808   11.86      172,579      714      101.52
  Condo Low-Rise (less than 5
  stories)                           126   18,367,377    6.54      145,773      719      102.80
  Two- to four- family units
                                     107   14,914,989    5.31      139,392      732       99.50
  Planned Unit Developments
  (attached)                          73   12,048,159    4.29      165,043      722      102.87
  Townhouse (attached)
                                      56    6,733,917    2.40      120,249      728      102.32
  Leasehold
                                       1      188,505    0.07      188,505      723      104.00
--------------------------------------------------------------------------------------------------
            TOTAL:
                                   1,946 $280,741,270   100.00%   $144,266      712       102.34%
--------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                       CREDIT GRADES OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
    CREDIT GRADE      NUMBER OF                 PERCENTAGE  AVERAGE    WEIGHTED      WEIGHTED
                                                   OF                   AVERAGE       AVERAGE
                      MORTGAGE     PRINCIPAL    GROUP I    PRINCIPAL   CREDIT      LOAN-TO-VALUE
                        LOANS       BALANCE       LOANS     BALANCE      SCORE         RATIO
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  A1                         990   $139,521,088    49.70%     $140,930        750         101.23%
  A2                         454     72,812,222   25.94        160,379        698        104.70
  A3                         216     30,835,357   10.98        142,756        651        102.05
  A4                         286     37,572,603   13.38        131,373        644        102.10
--------------------------------------------------------------------------------------------------
       TOTAL:              1,946   $280,741,270   100.00%     $144,266        712         102.34%
--------------------------------------------------------------------------------------------------





                  PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
 PREPAYMENT PENALTY   NUMBER OF                   PERCENTAGE   AVERAGE   WEIGHTED     WEIGHTED
                                                      OF                  AVERAGE      AVERAGE
                      MORTGAGE      PRINCIPAL     GROUP I     PRINCIPAL  CREDIT     LOAN-TO-VALUE
        TERM            LOANS        BALANCE        LOANS      BALANCE     SCORE        RATIO
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  None                       894     $129,871,621     46.26%    $145,270        713       102.30%
  12 Months                   60        9,386,353     3.34       156,439        701      102.20
  24 Months                  186       25,833,868     9.20       138,892        728      100.69
  36 Months                  793      114,052,880    40.63       143,825        707      102.76
  60 Months                   10        1,250,726     0.45       125,073        699      103.28
  Other(1)                     3          345,821     0.12       115,274        727       98.14
--------------------------------------------------------------------------------------------------
       TOTAL:              1,946     $280,741,270    100.00%    $144,266        712       102.34%
--------------------------------------------------------------------------------------------------

    (1) Not 0, 12, 24, 36 or 60 months and not more than 60 months










----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------


                             GROUP II MORTGAGE LOANS

SUMMARY                                                            TOTAL         MINIMUM   MAXIMUM
---------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                  $145,061,748.01
Number of Loans                                                      852
Average Current Loan Balance                                 $170,260.27      $31,016.38 $537,934.45
(1) Original Loan-to-Value Ratio                                 101.39%          90.00%   107.00%
(1) Mortgage Rate                                                 7.134%          5.750%    8.990%
(1) Net Mortgage Rate                                             6.804%          5.370%    8.660%
(1) Note Margin                                                   4.435%          2.750%    8.625%
(1) Maximum Mortgage Rate                                        13.133%         11.250%   14.990%
(1) Minimum Mortgage Rate                                          4.814          2.750%    8.990%
(1) Term to Next Rate Adjustment Rate (months)                        28              18        37
(1) Remaining Term to Stated Maturity (months)                       359             347       360
(1) (2) Credit Score                                                 699             600       818
---------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 100.00% of the Group II Mortgage Loans have Credit Scores.
---------------------------------------------------------------------------------------------------
                                                                               PERCENT OF CUT-OFF
                                                                                      DATE
                                           RANGE                                PRINCIPAL BALANCE
         Product Type                      Adjustable Rate                              100.00%

         Fully Amortizing Mortgage Loans                                                100.00%

         Lien                              First                                        100.00%

         Property Type                     Single-family detached                        64.05%
                                           Planned Unit Developments                     16.56%
                                   (detached)
                                           Condo Low-Rise (less than 5                    9.62%
                                    stories)
                                           Planned Unit Developments                      4.23%
                                   (attached)
                                           Two- to four- family units                     3.60%
                                           Townhouse                                      1.93%

         Geographic Distribution           California                                    17.42%
                                           Minnesota                                      9.61%
                                           Arizona                                        9.16%
                                           Nevada                                         6.22%
                                           Colorado                                       5.86%
                                           Maryland                                       4.80%
                                           Michigan                                       4.25%


         Number of States (including DC)   45

         Largest Zip Code Concentration    22015                                          0.66%

         Documentation Type                Full Documentation                            80.58%
                                           Reduced Documentation                         19.42%

         Loans with Prepayment Penalties                                                 76.93%
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                       CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
            RANGE OF             NUMBER OF                  PERCENTAGE   AVERAGE      WEIGHTED
                                                                OF                    AVERAGE
                                  MORTGAGE     PRINCIPAL     GROUP II   PRINCIPAL  LOAN-TO-VALUE
         CREDIT SCORES             LOANS        BALANCE        LOANS     BALANCE       RATIO
 -------------------------------------------------------------------------------------------------
   600 - 619                              95                      9.19%                   101.13%
                                                $13,333,066               $140,348
   620 - 639
                                         107     17,347,958     11.96      162,130       100.89
   640 - 659
                                          81     12,628,449      8.71      155,907       101.18
   660 - 679
                                          55      8,174,289      5.64      148,623       101.82
   680 - 699
                                          85     15,389,319     10.61      181,051       103.42
   700 - 719
                                          65     14,309,486      9.86      220,146       102.23
   720 - 739
                                         142     25,280,385     17.43      178,031       101.11
   740 - 759
                                         118     19,911,145     13.73      168,739       100.92
   760 - 779
                                          67     12,737,272      8.78      190,109       101.20
   780 - 799
                                          32      5,200,856      3.59      162,527        98.93
   800 or greater
                                           5        749,523      0.52      149,905       101.76
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
             TOTAL:                      852   $145,061,748     100.00%                   101.39%
                                                                          $170,260
 -------------------------------------------------------------------------------------------------




                   DEBT-TO-INCOME RATIOS OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
          RANGE OF          NUMBER OF                PERCENTAGE   AVERAGE    WEIGHTED   WEIGHTED
                                                         OF                   AVERAGE   AVERAGE
       DEBT-TO-INCOME       MORTGAGE     PRINCIPAL   GROUP II    PRINCIPAL   CREDIT    LOAN-TO-VALUE
         RATIOS (%)           LOANS       BALANCE      LOANS      BALANCE      SCORE     RATIO
 -------------------------------------------------------------------------------------------------
   10.01% - 15.00%                   9                    0.89%     $143,181       722    100.96%
                                   $1,288,632
   15.01% - 20.00%
                                    14     1,569,253     1.08        112,089       697    99.71
   20.01% - 25.00%
                                    29     3,959,054     2.73        136,519       726   101.34
   25.01% - 30.00%
                                    97    14,345,037     9.89        147,887       704   101.09
   30.01% - 35.00%
                                   173    27,797,678    19.16        160,680       707   100.97
   35.01% - 40.00%
                                   419    78,575,607    54.17        187,531       707   101.68
   40.01% - 45.00%
                                   111    17,526,486    12.08        157,896       634   101.24
 -------------------------------------------------------------------------------------------------
           TOTAL:
                                   852  $145,061,748    100.00%     $170,260       699    101.39%
 -------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                 ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II

 -------------------------------------------------------------------------------------------------
     RANGE OF ORIGINAL     NUMBER OF                PERCENTAGE   AVERAGE   WEIGHTED    WEIGHTED
                                                        OF                  AVERAGE    AVERAGE
       MORTGAGE LOAN       MORTGAGE    PRINCIPAL    GROUP II    PRINCIPAL  CREDIT    LOAN-TO-VALUE
  PRINCIPAL BALANCES ($)     LOANS      BALANCE       LOANS      BALANCE     SCORE      RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   $           1 -               155                     8.18%     $76,600       685      101.02%
   $100,000                             $11,872,995
   $100,001 - $200,000           452     66,364,679    45.75       146,825       692     101.05
   $200,001 - $300,000           194     47,242,824    32.57       243,520       706     101.52
   $300,001 - $400,000            36     12,574,180     8.67       349,283       702     102.03
   $400,001 - $500,000
                                  14      6,469,136     4.46       462,081       726     103.54
   $500,001 - $600,000
                                   1        537,934     0.37       537,934       731     100.00
 -------------------------------------------------------------------------------------------------
          TOTAL:                 852   $145,061,748    100.00%    $170,260       699      101.39%
 -------------------------------------------------------------------------------------------------





                    NET MORTGAGE RATES OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
       RANGE OF NET        NUMBER                 PERCENTAGE   AVERAGE   WEIGHTED    WEIGHTED
                              OF                      OF                 AVERAGE      AVERAGE
                           MORTGAGE   PRINCIPAL   GROUP II    PRINCIPAL  CREDIT    LOAN-TO-VALUE
    MORTGAGE RATES (%)      LOANS      BALANCE      LOANS      BALANCE    SCORE        RATIO
 -------------------------------------------------------------------------------------------------
   5.0000% - 5.4999%                                   0.68%    $329,310      755         105.16%
                                  3      $987,931
   5.5000% - 5.9999%
                                 58    13,887,361     9.57       239,437      739        102.40
   6.0000% - 6.4999%
                                193    36,909,606    25.44       191,241      729        102.17
   6.5000% - 6.9999%
                                241    41,014,390    28.27       170,184      722        100.41
   7.0000% - 7.4999%
                                162    25,102,054    17.30       154,951      664        101.12
   7.5000% - 7.9999%
                                117    17,077,160    11.77       145,959      635        101.32
   8.0000% - 8.4999%
                                 73     9,465,801     6.53       129,669      622        101.56
   8.5000% - 8.9999%
                                  5       617,445     0.43       123,489      622        102.64
 -------------------------------------------------------------------------------------------------
          TOTAL:
                                852  $145,061,748    100.00%    $170,260      699         101.39%
 -------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                      MORTGAGE RATES OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
        RANGE OF        NUMBER OF                 PERCENTAGE   AVERAGE   WEIGHTED     WEIGHTED
                                                      OF                  AVERAGE     AVERAGE
                        MORTGAGE     PRINCIPAL    GROUP II    PRINCIPAL  CREDIT    LOAN-TO-VALUE
   MORTGAGE RATES (%)     LOANS       BALANCE       LOANS      BALANCE     SCORE       RATIO
 -------------------------------------------------------------------------------------------------
   5.5000% - 5.9999%           11                      2.06%    $271,961       733        105.38%
                                       $2,991,569
   6.0000% - 6.4999%           92      20,456,366    14.10       222,352       738       102.48
   6.5000% - 6.9999%          210      38,117,284    26.28       181,511       728       101.71
   7.0000% - 7.4999%          246      40,856,068    28.16       166,082       712       100.40
   7.5000% - 7.9999%          151      23,676,742    16.32       156,800       646       101.14
   8.0000% - 8.4999%           94      12,829,664     8.84       136,486       631       101.46
   8.5000% - 8.9999%           48       6,134,057     4.23       127,793       623       101.36
 -------------------------------------------------------------------------------------------------
         TOTAL:               852    $145,061,748    100.00%    $170,260       699        101.39%
 -------------------------------------------------------------------------------------------------





                    ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
      RANGE OF ORIGINAL        NUMBER OF                PERCENTAGE OF    AVERAGE      WEIGHTED
                                MORTGAGE    PRINCIPAL                   PRINCIPAL     AVERAGE
   LOAN-TO-VALUE RATIOS (%)      LOANS       BALANCE    GROUP II LOANS   BALANCE    CREDIT SCORE
 -------------------------------------------------------------------------------------------------
   85.01% - 90.00%                       1                       0.09%    $134,775          770
                                               $134,775
   90.01% - 95.00%
                                        78   10,623,533         7.32       136,199          739
   95.01% - 100.00%
                                       388   66,441,045        45.80       171,240          701
   100.01% - 101.00%
                                         7    1,330,474         0.92       190,068          679
   101.01% - 102.00%
                                        18    4,721,593         3.25       262,311          724
   102.01% - 103.00%
                                       217   33,883,623        23.36       156,146          659
   103.01% - 104.00%
                                        24    5,352,366         3.69       223,015          717
   104.01% - 105.00%
                                        16    2,746,692         1.89       171,668          716
   105.01% - 106.00%
                                        18    3,902,914         2.69       216,829          727
   106.01% - 107.00%
                                        85   15,924,733        10.98       187,350          723
 -------------------------------------------------------------------------------------------------
            TOTAL:
                                       852 $145,061,748        100.00%    $170,260          699
 -------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

           GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
   STATE OR TERRITORY    NUMBER OF               PERCENTAGE   AVERAGE    WEIGHTED     WEIGHTED
                                                     OF                   AVERAGE     AVERAGE
                         MORTGAGE    PRINCIPAL   GROUP II    PRINCIPAL   CREDIT    LOAN-TO-VALUE
                           LOANS      BALANCE      LOANS      BALANCE      SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   California                  104                   17.42%     $242,979       718        102.01%
                                     $25,269,811
   Minnesota                    82    13,942,401     9.61        170,029       684        99.82
   Arizona                      89    13,291,153     9.16        149,339       695       101.18

   Nevada                       42     9,022,393     6.22        214,819       716       101.06

   Colorado                     41     8,500,291     5.86        207,324       706       102.26

   Maryland                     35     6,968,563     4.80        199,102       703       102.09

   Michigan                     48     6,160,229     4.25        128,338       681       100.63

   Virginia                     28     5,785,248     3.99        206,616       703       101.78

   Illinois                     37     5,683,806     3.92        153,616       674       101.72

   Ohio                         33     5,185,216     3.57        157,128       672       102.26

   Florida                      31     5,035,621     3.47        162,439       690       101.32
   Other(1)                    282    40,217,015    27.72        142,614       697       101.31
 -------------------------------------------------------------------------------------------------
         TOTAL:
                               852  $145,061,748    100.00%     $170,260       699        101.39%
 -------------------------------------------------------------------------------------------------

     1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.





                   MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
      LOAN PURPOSE       NUMBER OF               PERCENTAGE   AVERAGE    WEIGHTED     WEIGHTED
                                                     OF                   AVERAGE     AVERAGE
                         MORTGAGE    PRINCIPAL   GROUP II    PRINCIPAL   CREDIT    LOAN-TO-VALUE
                           LOANS      BALANCE      LOANS      BALANCE      SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   Purchase                     643                  76.63%     $172,879       707        100.99%
                                    $111,161,494
   Equity Refinance
                                182   29,184,423    20.12        160,354       667       102.57
   Rate/Term Refinance
                                 27    4,715,832     3.25        174,660       695       103.69
 -------------------------------------------------------------------------------------------------
         TOTAL:
                                852 $145,061,748    100.00%     $170,260       699        101.39%
 -------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                  MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
   DOCUMENTATION TYPE   NUMBER OF                 PERCENTAGE   AVERAGE   WEIGHTED     WEIGHTED
                                                      OF                  AVERAGE     AVERAGE
                        MORTGAGE     PRINCIPAL    GROUP II    PRINCIPAL  CREDIT    LOAN-TO-VALUE
                          LOANS       BALANCE       LOANS      BALANCE     SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   Full Documentation          684   $116,889,793     80.58%    $170,892       688        101.86%
   Reduced
   Documentation               168     28,171,955    19.42       167,690       743        99.45
 -------------------------------------------------------------------------------------------------
         TOTAL:                852   $145,061,748    100.00%    $170,260       699        101.39%
 -------------------------------------------------------------------------------------------------





                      OCCUPANCY TYPES OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
       OCCUPANCY        NUMBER OF                 PERCENTAGE   AVERAGE   WEIGHTED     WEIGHTED
                                                      OF                  AVERAGE     AVERAGE
                        MORTGAGE     PRINCIPAL    GROUP II    PRINCIPAL  CREDIT    LOAN-TO-VALUE
                          LOANS       BALANCE       LOANS      BALANCE     SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   Primary Residence           774   $134,218,664     92.53%    $173,409       694        101.77%
   Non Owner-occupied
                                58      7,614,060     5.25       131,277       755        94.91
   Second/Vacation
                                20      3,229,024     2.23       161,451       757       101.22
 -------------------------------------------------------------------------------------------------
         TOTAL:                852   $145,061,748    100.00%    $170,260       699        101.39%
 -------------------------------------------------------------------------------------------------





                 MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
           PROPERTY TYPE           NUMBER              PERCENTAGEAVERAGE   WEIGHTED   WEIGHTED
                                     OF                   OF               AVERAGE     AVERAGE
                                   MORTGAGE PRINCIPAL  GROUP    PRINCIPAL  CREDIT   LOAN-TO-VALUE
                                    LOANS    BALANCE   II LOANS  BALANCE    SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   Single-family detached              571               64.05%                 692       101.46%
                                           $92,915,733            $162,725
   Planned Unit Developments
   (detached)                          113  24,028,705  16.56      212,643      705      101.58
   Condo Low-Rise (less than 5
   stories)                             86  13,961,543   9.62      162,344      722      101.17
   Planned Unit Developments
   (attached)                           34   6,134,674   4.23      180,432      705      102.32
   Two- to four- family units
                                        34   5,220,477   3.60      153,543      716       99.33
   Townhouse
                                        14   2,800,615   1.93      200,044      711      100.50
 -------------------------------------------------------------------------------------------------
              TOTAL:
                                       852 $145,061,748 100.00%   $170,260      699       101.39%
 -------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                       CREDIT GRADES OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
    CREDIT GRADE     NUMBER OF                   PERCENTAGE   AVERAGE    WEIGHTED     WEIGHTED
                                                     OF                   AVERAGE     AVERAGE
                     MORTGAGE      PRINCIPAL     GROUP II    PRINCIPAL   CREDIT    LOAN-TO-VALUE
                       LOANS        BALANCE        LOANS      BALANCE      SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   A1                       360      $63,178,165     43.55%     $175,495       749        100.89%
   A2                       143       28,540,381    19.67        199,583       700       102.88
   A3                       129       21,403,211    14.75        165,916       647       101.28
   A4                       220       31,939,992    22.02        145,182       633       101.15
 -------------------------------------------------------------------------------------------------
       TOTAL:               852     $145,061,748    100.00%     $170,260       699        101.39%
 -------------------------------------------------------------------------------------------------





                 PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
     PREPAYMENT      NUMBER OF                     PERCENTAGE   AVERAGE   WEIGHTED    WEIGHTED
                                                       OF                 AVERAGE     AVERAGE
                     MORTGAGE       PRINCIPAL      GROUP II    PRINCIPAL  CREDIT   LOAN-TO-VALUE
    PENALTY TERM       LOANS         BALANCE         LOANS      BALANCE    SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   None                     206        $33,459,549     23.07%    $162,425      700        101.23%
   12 Months                 53         10,367,489     7.15       195,613      708       101.27
   24 Months                371         65,131,766    44.90       175,557      700       101.36
   36 Months                221         35,949,060    24.78       162,665      692       101.64
   Other(1)                   1            153,885     0.11       153,885      609       103.00
 -------------------------------------------------------------------------------------------------
       TOTAL:               852       $145,061,748    100.00%    $170,260      699        101.39%
 -------------------------------------------------------------------------------------------------

        (1) Not 0, 12, 24 or 36 months and not more than 60 months










----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                       NOTE MARGINS OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
      RANGE OF         NUMBER OF                  PERCENTAGE   AVERAGE   WEIGHTED     WEIGHTED
                                                      OF                  AVERAGE     AVERAGE
                       MORTGAGE      PRINCIPAL    GROUP II    PRINCIPAL  CREDIT    LOAN-TO-VALUE
  NOTE MARGINS (%)       LOANS        BALANCE       LOANS      BALANCE     SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   2.5000% - 2.9999%             1                     0.15%    $222,659       725        100.00%
                                    $222,659
   3.0000% - 3.4999%           326     57,916,859    39.93       177,659       748       100.99
   3.5000% - 3.9999%
                                33      4,940,657     3.41       149,717       753       100.03
   4.0000% - 4.4999%           127     25,834,541    17.81       203,422       701       103.05
   4.5000% - 4.9999%
                                16      2,705,840     1.87       169,115       695       101.26
   5.0000% - 5.4999%           109     18,630,709    12.84       170,924       649       101.20
   5.5000% - 5.9999%
                                20      3,010,320     2.08       150,516       647       101.43
   6.0000% - 6.4999%           176     25,775,511    17.77       146,452       633       101.00
   6.5000% - 6.9999%
                                42      5,679,817     3.92       135,234       630       101.63
   7.5000% - 7.9999%
                                 1        143,985     0.10       143,985       669       103.00
   8.5000% - 8.9999%
                                 1        200,850     0.14       200,850       608       103.00
 -------------------------------------------------------------------------------------------------
       TOTAL:                  852   $145,061,748    100.00%    $170,260       699        101.39%
 -------------------------------------------------------------------------------------------------






                     MAXIMUM MORTGAGE OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
  RANGE OF MAXIMUM     NUMBER OF                  PERCENTAGE   AVERAGE   WEIGHTED     WEIGHTED
                                                      OF                  AVERAGE     AVERAGE
                       MORTGAGE      PRINCIPAL    GROUP II    PRINCIPAL  CREDIT    LOAN-TO-VALUE
 MORTGAGE RATES (%)      LOANS        BALANCE       LOANS      BALANCE     SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   11.0000% -                   12                     2.26%                   736        105.08%
   11.9999%                            $3,283,056               $273,588
   12.0000% -
   12.9999%                    301     58,442,410    40.29       194,161       731       101.98
   13.0000% -
   13.9999%                    396     64,259,246    44.30       162,271       688       100.67
   14.0000% -
   14.9999%                    143     19,077,036    13.15       133,406       628       101.41
 -------------------------------------------------------------------------------------------------
       TOTAL:
                               852   $145,061,748    100.00%    $170,260       699        101.39%
 -------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

                     MINIMUM MORTGAGE OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
   RANGE OF MINIMUM     NUMBER OF                   PERCENTAGE   AVERAGE   WEIGHTED   WEIGHTED
                                                        OF                 AVERAGE     AVERAGE
                        MORTGAGE      PRINCIPAL     GROUP II    PRINCIPAL  CREDIT   LOAN-TO-VALUE
  MORTGAGE RATES (%)      LOANS        BALANCE        LOANS      BALANCE    SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   2.0000% - 2.9999%             1                       0.15%                  725       100.00%
                                           $222,659               $222,659
   3.0000% - 3.9999%
                               312       54,185,610    37.35       173,672      748      100.85
   4.0000% - 4.9999%
                               129       26,649,988    18.37       206,589      703      103.01
   5.0000% - 5.9999%
                               111       19,182,893    13.22       172,819      652      101.45
   6.0000% - 6.9999%
                               188       28,248,137    19.47       150,256      646      101.33
   7.0000% - 7.9999%
                                70       11,083,245     7.64       158,332      695      100.42
   8.0000% - 8.9999%
                                41        5,489,216     3.78       133,883      628      101.16
 -------------------------------------------------------------------------------------------------
        TOTAL:
                               852     $145,061,748    100.00%    $170,260      699       101.39%
 -------------------------------------------------------------------------------------------------





                  NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II LOANS

 -------------------------------------------------------------------------------------------------
   NEXT INTEREST RATE    NUMBER OF                 PERCENTAGE    AVERAGE   WEIGHTED   WEIGHTED
                                                       OF                  AVERAGE     AVERAGE
                         MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL  CREDIT   LOAN-TO-VALUE
     ADJUSTMENT DATE       LOANS       BALANCE        LOANS      BALANCE    SCORE       RATIO
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
   August 2005                   5                       0.45%    $131,741      670       101.98%
                                    $658,704
   September 2005                7       1,727,662      1.19       246,809      666       99.34
   October 2005                 17       2,939,849      2.03       172,932      685      100.77
   November 2005                29       5,435,502      3.75       187,431      677      101.31
   December 2005               146      26,265,205     18.11       179,899      701      101.30
   January 2006                175      26,538,453     18.29       151,648      691      101.49
   February 2006               125      19,363,124     13.35       154,905      691      101.12
   March 2006                   10       1,524,832      1.05       152,483      714      100.92

   April 2006                    1         141,500      0.10       141,500      626      100.00

   July 2006                     1         127,887      0.09       127,887      738      100.00

   August 2006                   4         997,666      0.69       249,416      720      106.11

   September 2006                3         598,828      0.41       199,609      671      101.08
   October 2006                  7       1,168,208      0.81       166,887      700      101.17
   November 2006                18       3,241,185      2.23       180,066      702      100.74
   December 2006                87      16,924,283     11.67       194,532      709      101.28
   January 2007                130      22,382,764     15.43       172,175      706      101.86
   February 2007                73      12,954,248      8.93       177,455      713      101.53
   March 2007                   14       2,071,850      1.43       147,989      682      101.07
 -------------------------------------------------------------------------------------------------
         TOTAL:                852    $145,061,748     100.00%    $170,260      699       101.39%
 -------------------------------------------------------------------------------------------------


